SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported) - March 17, 2003

                                 ---------------

                               TRENWICK GROUP LTD.
             (Exact name of registrant as specified in its charter)

            Bermuda                        1-16089                98-0232340
(State or other jurisdiction of   (Commission File Number)      (IRS Employer
          Incorporation)                                     Identification No.)

         LOM Building, 27 Reid Street
           Hamilton, HM 11, Bermuda                           Not Applicable
   (Address of principal executive offices)                     (Zip Code)

                                 (441) 292-4985
              (Registrant's telephone number, including area code)

                                      None
             (Former name or address, if changed since last report)

Item 5. Other Events.

The Credit Agreement and Guaranty

      Trenwick America Corporation, Trenwick Holdings Limited and Trenwick UK Holdings Limited, each a subsidiary of Trenwick Group Ltd. ("Trenwick"), entered into a Fifth Amendment to the Credit Agreement, dated as of January 16, 2003 (the "Fifth Amendment"), with certain lending institutions (the "Banks") party to the Credit Agreement dated as of November 24, 1999 and amended and restated on September 27, 2000 (the "Credit Agreement"), Wachovia Bank, National Association, as Syndication Agent, Fleet National Bank, as Documentation Agent, and JPMorgan Chase Bank ("JPMorgan"), as Administrative Agent. In connection with the Fifth Amendment, Trenwick and the Banks entered into a Fifth Amendment and Consent to the Holdings Guaranty, dated as of January 16, 2003 (the "Fifth Guaranty Amendment and Consent"), which amends the Holdings Guaranty, dated as of September 27, 2000 (the "Holdings Guaranty"), between Trenwick and JPMorgan, as Administrative Agent.

      The Fifth Amendment and the Fifth Guaranty Amendment and Consent, by enumerating additional expenditures in the definition of "Specified Expenditures" under the Credit Agreement and the Holdings Guaranty, expands the list of expenditures which Trenwick and its subsidiaries may make without first obtaining the written consent of the Banks. The Fifth Guaranty Amendment and Consent (i) adds covenants to the Holdings Guaranty requiring Holdings to deliver to the Banks monthly reports concerning intercompany transfers and payments of restructuring fees and (ii) amends the covenant restricting the incurrence of liens. Under the Fifth Guaranty Amendment and Consent, the Banks consented to Holdings selling its investment in Florida Intracoastal Underwriters, Limited Company for not less than approximately $8.0 million and subject to other limitations. In addition, the Fifth Amendment makes other technical and clarifying amendments to the Credit Agreement.

      The description herein of the Fifth Amendment and the Fifth Guaranty Amendment and Consent is qualified in its entirety by reference to the full text of the Fifth Amendment and the Fifth Guaranty Amendment and Consent, copies of which are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.

      Trenwick America Corporation, Trenwick Holdings Limited and Trenwick UK Holdings Limited entered into a Sixth Amendment and Waiver to the Credit Agreement, dated as of January 27, 2003 (the "Sixth Amendment and Waiver"), with the Banks, Wachovia Bank, National Association, as Syndication Agent, Fleet National Bank, as Documentation Agent, and JPMorgan, as Administrative Agent. In connection with the Sixth Amendment and Waiver, Trenwick and the Banks entered into a Sixth Amendment and Consent to the Holdings Guaranty, dated as of January 27, 2003 (the "Sixth Guaranty Amendment and Consent").

      Pursuant to the Sixth Amendment and Waiver and the Sixth Guaranty Amendment and Consent, a certain negative covenant concerning intercompany


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indebtedness was amended and any default that may have arisen as a result of any previous failure of Trenwick to comply with this negative covenant was waived. Under the Sixth Guaranty Amendment and Consent, the Banks consented to Holdings making a one-time cash payment to Mr. James F. Billett, Jr. in an amount not exceeding $2.7 million pursuant to an agreement between Trenwick and Mr. Billett (the "Billett Agreement") concerning certain employment and post-employment matters. The description of the Billett Agreement is qualified in its entirety by reference to the full text of the Billett Agreement, a copy of which is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

      In addition, the Sixth Amendment and Waiver and Sixth Guaranty Amendment and Consent made other technical and clarifying amendments to the Credit Agreement and Holdings Guaranty, respectively.

      The description herein of the Sixth Amendment and Waiver and the Sixth Guaranty Amendment and Consent is qualified in its entirety by reference to the full text of the Sixth Amendment and Waiver and the Sixth Guaranty Amendment and Consent, copies of which are attached hereto as Exhibits 99.4 and 99.5, respectively, and are incorporated herein by reference.

      Trenwick America Corporation, Trenwick Holdings Limited and Trenwick UK Holdings Limited entered into a Seventh Amendment and Waiver to the Credit Agreement, dated as of March 7, 2003 (the "Seventh Amendment and Waiver"), with the Banks, Wachovia Bank, National Association, as Syndication Agent, Fleet National Bank, as Documentation Agent, and JPMorgan, as Administrative Agent. In connection with the Seventh Amendment and Waiver, Trenwick and the Banks entered into a Seventh Amendment to the Holdings Guaranty, dated as of March 7, 2003 (the "Seventh Guaranty Amendment").

      Pursuant to the Seventh Amendment and Waiver and the Seventh Guaranty Amendment, the Banks waived certain defaults under the Credit Agreement and the parties amended certain of the related affirmative and negative covenants as follows:

      (i) waived any default that arose as a result of the failure of Trenwick to provide its annual plan and budget to the Banks for fiscal year 2003 by February 15, 2003, provided that such information is provided as promptly as possible and in no event later than March 15, 2003;

      (ii) waived any default that may have arisen as a result of certain compensation payable to certain employees pursuant to specified employment and retention bonus agreements, and amended the applicable covenant to allow such compensation under those agreements, subject to certain restrictions;

      (iii) waived any default that may have arisen as a result of the failure of Trenwick to maintain certain required minimum levels of statutory surplus and tangible net worth, and amended the applicable covenants to lower such minimum levels;


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

      (iv) waived any default that may have arisen as a result of making certain payments in excess of $100,000 without the prior written consent of the Banks, and amended the definition of "Specified Expenditures" under the Credit Agreement and Holdings Guaranty to expand the list of expenditures which Trenwick and its subsidiaries may make without first obtaining the written consent of the Banks;

      (v) waived any default that may have arisen as a result of Trenwick's failure to deliver the executed Pledge Agreements, Subsidiary Guaranties, U.S. Security Agreements, Foreign Security Agreements, and Warrant Agreement (each as defined in the Credit Agreement) within the time periods specified, and amended the applicable covenants to extend such time periods;

      (vi) waived any default that may have arisen as a result of writing certain errors and omissions insurance coverage at Lloyds, and amended the applicable covenant to allow such coverage to the extent such business is incidental to policies issued to certain financial institutions in accordance with existing underwriting practices; and

      (vii) waived any default that may have arisen as a result of the failure to replace, refinance or restructure on or before March 1, 2003 the 6.70% senior notes of Trenwick America Corporation due April 1, 2003, with such waiver to continue through March 14, 2003 (which date was subsequently extended on March 14, 2003 to March 21, 2003 as described below).

      The Seventh Guaranty Agreement also (i) adds a requirement under the Holdings Guaranty that Trenwick deliver to the Banks a monthly report of all Specified Expenditures made during such month and (ii) amends a negative covenant thereby permitting Trenwick to liquidate certain listed subsidiaries. In addition, the Seventh Amendment and Waiver and the Seventh Guaranty Agreement make other technical and clarifying amendments to the Credit Agreement and Seventh Guaranty Agreement, respectively.

      The description herein of the Seventh Amendment and Waiver and the Seventh Guaranty Amendment is qualified in its entirety by reference to the full text of the Seventh Amendment and Waiver and the Seventh Guaranty Amendment, copies of which are attached hereto as Exhibits 99.6 and 99.7, respectively, and are incorporated herein by reference.

      Trenwick America Corporation, Trenwick Holdings Limited and Trenwick UK Holdings Limited entered into a Fourth Waiver to the Credit Agreement, dated as of March 14, 2003 (the "Fourth Waiver"), with the Banks, Wachovia Bank, National Association, as Syndication Agent, Fleet National Bank, as Documentation Agent, and JPMorgan, as Administrative Agent. Pursuant to the Fourth Waiver, the Banks waived any default that may have arisen as a result of the failure to replace, refinance or restructure on or before March 1, 2003 the 6.70% senior notes of Trenwick America Corporation due April 1, 2003, with such waiver to continue through March 21, 2003.


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

      The description herein of the Fourth Waiver is qualified in its entirety by reference to the full text of the Fourth Waiver, a copy of which is attached hereto as Exhibit 99.8 and is incorporated herein by reference.

Series B Shares

      Trenwick's Series B Cumulative Perpetual Preferred Shares (the "Series B Shares") are convertible into common shares of Trenwick after five years or upon the occurrence of a "special conversion event" at the greater of book value or the average thirty-day trading price of common shares. One of the special conversion events is the failure of Trenwick to maintain a GAAP net worth (as defined in the Certificate of Designation with respect to the Series B Shares) equal to at least $225 million for a period of more than sixty days ("Net Worth Conversion Event"). On February 20, 2003, Trenwick delivered a notice to European Reinsurance Company of Zurich ("European Re"), the holder of all of the 550,000 Series B Shares issued and outstanding, informing European Re that Trenwick's GAAP net worth had fallen below $225 million. In the event that Trenwick's GAAP net worth fails to equal or exceed $225 million on or before April 21, 2003 (the date which is sixty days after the date of such notice), a Net Worth Conversion Event will have occurred and the Series B Shares will thereafter be convertible at the option of European Re into common shares upon 60 trading days advance notice to Trenwick. Trenwick believes that it is unlikely that it will be able to raise additional capital or take other actions that would result in its GAAP net worth exceeding $225 million prior to the specified date.

      The conversion of the Series B Shares could result in significant dilution to the existing shareholders depending on the date of conversion, the amount converted and the GAAP net worth of Trenwick at the time of conversion.

Risk Based Capital

      Trenwick's domestic insurance subsidiaries are subject to the Risk-Based Capital ("RBC") provisions as promulgated by the National Association of Insurance Commissioners (the "NAIC"). Trenwick's significant reserve increases in the fourth quarter of 2002 have had an adverse impact on the RBC ratings of its principal domestic insurance company subsidiaries. RBC, which is generally calculated and reported to the regulatory authorities with an insurance company's annual regulatory filings on or before March 1 of each year, is designed to measure the capital adequacy of the insurer based on the inherent specific risks of the insurer. The RBC calculation yields a ratio of the total adjusted statutory capital of an insurance company to the minimum level of statutory required capital as calculated under the provisions of the RBC model. The RBC calculation takes into account: (1) asset risk, (2) credit risk, (3) underwriting risk, and (4) all other relevant risks including the insurance company's current underwriting activities. The Model Act of the NAIC provides four levels of regulatory activity if the RBC ratio yielded by the calculation falls below specified minimums. At each of four successively lower RBC ratios specified by statute, increasing regulatory action may be required. The four levels are: (1) Company Action Level Event, (2) Regulatory Action Level Event,
(3) Authorized Control Level Event, and (4) Mandatory Control Level Event.


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

      Trenwick America Reinsurance Corporation's (domiciled in Connecticut) reported RBC was at the "Regulatory Action Level Event" for the year ended December 31, 2002. At this level, the regulated entity is required to submit a Comprehensive Plan of Action to the regulatory body. Such a plan was submitted to the Connecticut Insurance Department on January 23, 2003. In addition, the Connecticut Insurance Department, at its discretion, is also able to take any action deemed necessary under the circumstances. Prior to the Regulatory Action Level Event, Trenwick America Reinsurance Corporation had entered into an underwriting facility with Chubb Re, Inc. and ceased underwriting business on its own. In connection with these developments, Trenwick America Reinsurance Corporation also entered into a letter agreement with the Connecticut Insurance Department in which Trenwick America Reinsurance Corporation agreed not to conduct business, enter into certain transactions, including the payment of dividends, or make any other material changes in the operations or management of Trenwick America Reinsurance Corporation without the Connecticut Insurance Department's approval. The description of the letter agreement herein is qualified in its entirety by reference to the full text of the letter agreement, a copy of which is attached hereto as Exhibit 99.9 and is incorporated herein by reference.

      The Insurance Corporation of New York (domiciled in New York) reported RBC at the "Mandatory Control Level Event" for the year ended December 31, 2002. New York Insurance Law requires that New York domiciled insurers report their risk-based capital based on a formula calculated by applying factors to various asset, premium and reserve items. The New York Insurance Department uses the formula as an early warning regulatory tool for purposes of monitoring New York domiciled insurance companies to identify possibly inadequately capitalized insurers. The New York Superintendent of Insurance has explicit regulatory authority to require various actions with respect to New York domiciled insurers whose capital base or other operations are not satisfactory. The Insurance Corporation of New York has ceased underwriting new business and is in ongoing communication with the New York Insurance Department concerning its operations and continued permitted activities. Recently, it has been informed by the New York Insurance Department that it will be required to submit a plan to cure the existing statutory capital impairment.

NYSE Listing and Share Transfers

      Trenwick was notified by the New York Stock Exchange ("NYSE") in January that its common shares could be subject to trading suspension and delisting because the average closing price of its common shares was less than $1.00 over a consecutive 30-trading-day period, in violation of the NYSE's criteria for continued listing. Under NYSE guidelines, Trenwick must return to compliance with the NYSE's criteria for continued listing within six months following receipt of the NYSE's notification. In the event that Trenwick fails to return to compliance during this time period, or the NYSE otherwise determines to institute delisting proceedings, the common shares could be subject to trading suspension and delisting.

      The NYSE also notified Trenwick that it may review the continued listing status of the Series A Perpetual Preferred Stock of LaSalle Re Holdings Ltd., Trenwick's


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Bermuda domiciled subsidiary ("LaSalle Re Holdings"). Although it noted that
LaSalle Re Holdings has not failed to meet any specific financial listing criteria at this time, the NYSE indicated that it may make determinations as to suitability for continued listing based on other factors, including the performance of Trenwick and the ongoing scope of LaSalle Re Holdings' operations.

      In a letter dated March 17, 2003 the NYSE notified Trenwick that it had failed to satisfy certain other listing criteria with respect to total market capitalization and indicated that it may delist the securities of Trenwick and LaSalle as early as March 18, 2003 depending on the status of the current negotiations between Trenwick and its senior note holders. The Company has been requested to update the NYSE as to the status of the senior debt negotiations by March 18, 2003, and if a determination is made by the NYSE to continue listing, to provide to the NYSE a satisfactory business plan that demonstrates compliance with the NYSE's listing criteria within 18 months.

      The Bermuda Monetary Authority (the "BMA") must give specific permission for all issues and transfers of securities of Bermuda companies involving persons who are not resident of Bermuda. When a company's securities are listed on an appointed stock exchange as defined in the Bermuda Companies Act 1981, the BMA may consent to the free transferability of all securities so listed. Trenwick and LaSalle Re Holdings have been granted permission by the BMA to the free transferability of all shares listed on the NYSE or any other appointed stock exchange.

      In the event of a delisting from the NYSE, Trenwick will seek to have its common shares and the perpetual preferred shares of LaSalle Re Holdings traded on the OTC bulletin board. However, the BMA's permission for free transferability will no longer apply. Consequently, except as noted below, all transfers of shares involving holders of Trenwick's or LaSalle Re Holdings' securities must be approved by the BMA before they can be entered into Trenwick's or LaSalle Re Holdings' share register. This procedure would only apply to share transfers involving shareholders who hold shares in their own name on Trenwick's or LaSalle Re Holdings' share register (a "record holder"). Shareholders who hold through nominees, brokers, or banks, which in turn have accounts through other nominees, would not be affected by this approval procedure unless one of the parties to the transfer becomes a record holder on the Trenwick's or LaSalle Re Holdings' share register or the number of shares held by an existing record holder is increased or decreased by the transfer.

      The BMA has complete discretion to grant or withhold permission for transfers and is not required to disclose the reason for a declination. The BMA looks at each transfer request for indications of fraudulent or illegal activity such as money laundering as well as other irregularities. In the event Trenwick's or LaSalle Re Holdings' shares are delisted, their respective transfer agents will be instructed to notify them immediately of any request for transfers involving record holders and hold the transfer until notified of the BMA's approval.

      If required due to delisting, the pre-approval process will cause a delay in a share transfer. Any transfer involving more than five percent of the outstanding common


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shares or perpetual preferred shares requires additional information be provided to the BMA, including a sworn Personal Declaration and a compliance questionnaire.

Oak Agreement

      Trenwick, LaSalle Re Limited and LaSalle Re Holdings entered into an agreement (the "Oak Agreement") effective December 10, 2002 pursuant to which the capital stock of Oak Dedicated Limited, Oak Dedicated Two Limited and Oak Dedicated Three Limited (together, the "Oak Entities") were contributed to LaSalle Re Limited and certain indebtedness owed to Trenwick by the Oak Entities was forgiven. As a result of this transaction, LaSalle Re Limited, whose authority to write new business was suspended by the BMA effective January 1, 2003, has indirectly been able to continue to write insurance for 2003 as a participant in Lloyd's Syndicate 839. The description of the Oak Agreement herein is qualified in its entirety by reference to the full text of the Oak Agreement, a copy of which is attached hereto as Exhibit 99.10 and is incorporated herein by reference.


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

Item 7. Financial Statements and Exhibits.

(c) Exhibits

99.1 Fifth Amendment to the Credit Agreement, dated as of January 16, 2003, by and among Trenwick America Corporation, Trenwick Holdings Limited, Trenwick UK Holdings Limited, the lending institutions from time to time party to the Credit Agreement, Wachovia Bank, National Association, as Syndication Agent, Fleet National Bank, as Documentation Agent, and JPMorgan Chase Bank, as Administrative Agent.

99.2 Fifth Amendment and Consent to the Holdings Guaranty, dated as of January 16, 2003, by and among Trenwick Group Ltd. and the lending institutions from time to time party to the Credit Agreement.

99.3 Agreement, dated January 28, 2003, by and between Trenwick Group Ltd. and James F. Billett, Jr.

99.4 Sixth Amendment and Waiver to the Credit Agreement, dated as of January 27, 2003, by and among Trenwick America Corporation, Trenwick Holdings Limited, Trenwick UK Holdings Limited, the lending institutions from time to time party to the Credit Agreement, Wachovia Bank, National Association, as Syndication Agent, Fleet National Bank, as Documentation Agent, and JPMorgan Chase Bank, as Administrative Agent.

99.5 Sixth Amendment and Consent to the Holdings Guaranty, dated as of January 27, 2003, by and among Trenwick Group Ltd. and the lending institutions from time to time party to the Credit Agreement.

99.6 Seventh Amendment and Waiver to the Credit Agreement, dated as of March 7, 2003, by and among Trenwick America Corporation, Trenwick Holdings Limited, Trenwick UK Holdings Limited, the lending institutions from time to time party to the Credit Agreement, Wachovia Bank, National Association, as Syndication Agent, Fleet National Bank, as Documentation Agent, and JPMorgan Chase Bank, as Administrative Agent.

99.7 Seventh Amendment to the Holdings Guaranty, dated as of March 7, 2003, by and among Trenwick Group Ltd. and the


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                  lending institutions from time to time party to the Credit
                  Agreement.

99.8 Fourth Waiver to the Credit Agreement, dated as of March 14, 2003, by and among Trenwick America Corporation, Trenwick Holdings Limited, Trenwick UK Holdings Limited, the lending institutions from time to time party to the Credit Agreement, Wachovia Bank, National Association, as Syndication Agent, Fleet National Bank, as Documentation Agent, and JPMorgan Chase Bank, as Administrative Agent.

99.9 Agreement, dated December 3, 2002, by and between Trenwick America Reinsurance Corporation and the Insurance Department of the State of Connecticut.

99.10 Agreement, dated as of December 10, 2002, by and among Trenwick Group Ltd., LaSalle Re Limited, and LaSalle Re Holdings Limited.


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

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            TRENWICK GROUP LTD.


                                            By:  /s/ Alan L. Hunte
                                               -------------------------------
                                               Title: Executive Vice President
                                                      & Chief Financial Officer

Dated: March 17, 2003


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

                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

99.1 Fifth Amendment to the Credit Agreement, dated as of January 16, 2003, by and among Trenwick America Corporation, Trenwick Holdings Limited, Trenwick UK Holdings Limited, the lending institutions from time to time party to the Credit Agreement, Wachovia Bank, National Association, as Syndication Agent, Fleet National Bank, as Documentation Agent, and JPMorgan Chase Bank, as Administrative Agent.

99.2 Fifth Amendment and Consent to the Holdings Guaranty, dated as of January 16, 2003, by and among Trenwick Group Ltd. and the lending institutions from time to time party to the Credit Agreement.

99.3 Agreement, dated January 28, 2003, by and between Trenwick Group Ltd. and James F. Billett, Jr.

99.4 Sixth Amendment and Waiver to the Credit Agreement, dated as of January 27, 2003, by and among Trenwick America Corporation, Trenwick Holdings Limited, Trenwick UK Holdings Limited, the lending institutions from time to time party to the Credit Agreement, Wachovia Bank, National Association, as Syndication Agent, Fleet National Bank, as Documentation Agent, and JPMorgan Chase Bank, as Administrative Agent.

99.5 Sixth Amendment and Consent to the Holdings Guaranty, dated as of January 27, 2003, by and among Trenwick Group Ltd. and the lending institutions from time to time party to the Credit Agreement.

99.6 Seventh Amendment and Waiver to the Credit Agreement, dated as of March 7, 2003, by and among Trenwick America Corporation, Trenwick Holdings Limited, Trenwick UK Holdings Limited, the lending institutions from time to time party to the Credit Agreement, Wachovia Bank, National Association, as Syndication Agent, Fleet National Bank, as Documentation Agent, and JPMorgan Chase Bank, as Administrative Agent.


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

99.7 Seventh Amendment to the Holdings Guaranty, dated as of March 7, 2003, by and among Trenwick Group Ltd. and the lending institutions from time to time party to the Credit Agreement.

99.8 Fourth Waiver to the Credit Agreement, dated as of March 14, 2003, by and among Trenwick America Corporation, Trenwick Holdings Limited, Trenwick UK Holdings Limited, the lending institutions from time to time party to the Credit Agreement, Wachovia Bank, National Association, as Syndication Agent, Fleet National Bank, as Documentation Agent, and JPMorgan Chase Bank, as Administrative Agent.

99.9 Agreement, dated December 3, 2002, by and between Trenwick America Reinsurance Corporation and the Insurance Department of the State of Connecticut.

99.10 Agreement, dated as of December 10, 2002, by and among Trenwick Group Ltd., LaSalle Re Limited, and LaSalle Re Holdings Limited.


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